Legg Mason Investors Trust, Inc. Investment Commentary and Quarterly Report to Shareholders June 30, 2007

American Leading Companies Trust

U.S. Small-Capitalization Value Trust

Contents

Commentary
Investment Company	ii
Glossary of Index Definitions	xiv

Quarterly Report to Shareholders
President’s Letter	1

American Leading Companies Trust
Performance Information	3
Portfolio of Investments	8

U.S. Small-Capitalization Value Trust
Performance Information	13
Portfolio of Investments	18

ii Investment Commentary

American Leading Companies Trust

Market Commentary

After posting new highs, the U.S. equity market ran into a bit of a headwind in June, with all major market indices posting declines for the month, save for the Nasdaq Composite Index, which was up a scant 1 basis pointA. Investors’ primary concerns during the month, in our judgment, were rising interest rates and widening credit spreads, which served to throw cold water on the S&P 500 Index’s new all-time high celebration early in the month. The rise in 10-year U.S. Treasury note yields to a high of 5.30% in mid-June put pressure on stocks, which the rally in bond prices through the end of the month only partially alleviated. Overall, however, equity returns were strong in the June quarter as shown below.B

	Total ReturnsC
	June 2007	Q2	YTD
S&P 500 Stock Composite Index	–1.66%	+6.28%	+6.96%
Dow Jones Industrial Average	–1.49%	+9.11%	+8.75%
NASDAQ Composite Index	+0.01%	+7.70%	+8.17%
S&P MidCap 400 Index	–2.18%	+5.84%	+11.98%
Russell 2000 Index	–1.46%	+4.42%	+6.45%
Dow Jones Wilshire 5000 Index	–1.61%	+6.07%	+7.56%
S&P 100 Index	–1.25%	+7.16%	+6.03%
Russell 1000 Growth Index	–1.49%	+6.86%	+8.13%
Russell 1000 Value Index	–2.34%	+4.93%	+6.23%

Past performance is no guarantee of future results.

We think it is notable that, in the midst of the general market decline in the month of June, the Nasdaq Composite managed to post a fractional gain for the month. In our opinion, this is due to the strong performance of tech stocks during the month and for the quarter, and also reflects the emergence of growth stocks as market leaders over the course of the last few months. Information technology and energy were the only S&P 500 sectors to post price gains in the month of June, and also were the two best-performing sectors for the quarter as a whole. As might be guessed with interest rates rising and credit worries starting to surface, rate-sensitive sectors such as financials and utilities lagged badly in June and were also at the bottom of the performance chart for the quarter.

Thus far, the market has played out this year largely as we expected going into 2007. First-half gains are largely consistent with the constructive scenario we laid out in our December shareholder’s letter. As we stand at the half-year mark, we continue to see reasonably good prospects for the balance of 2007 and into next year. Interest rates pose a challenge – especially

A	100 basis points = 1%

B

See Glossary of Index Definitions on page xiv. Although, it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of an index.

C	Source: Bloomberg, Wilshire, Russell

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary iii

if they rise from here. Credit spreads – which are still relatively tight but have begun to widen –also bear watching. We’ll have more to say about our expectations for the balance of 2007 in the Outlook section, but first we thought it might be interesting to spend some time handicapping the 2008 presidential election. Coincidentally, but conveniently, recent issues of both Barron’s and Fortune have cover articles on that subject.

While in some respects the 2008 elections still seem miles away, they really are not. The 2008 state primaries are more front-end loaded than they have ever been. By February 5, 2008, primaries and/or caucuses for 30 states (representing 347 of 538 electoral votes) will have been held. We suspect that the 2008 elections will soon enter investors’ purviews, if they haven’t already.

At this point, both the Republican and Democratic fields are unusually crowded, with 17 Republicans and 9 Democrats having garnered betting interest on the prediction market Intrade.com (an affiliated Web site of Tradesports.com). We believe the crowded field – especially on the Republican side – is a reflection of the fact that for the first time since 1952 neither a sitting president nor vice president is a candidate.

As regular readers know, we are big fans of prediction markets, having found them to be much more accurate than polling data in handicapping elections. As a measure of their collective wisdom, we remind readers that bettors on Intrade.com accurately predicted the outcome of all 50 state races in the 2004 presidential elections.

As of early July, Intrade.com bettors have tagged four GOP and four Democratic candidates as the early favorites to win their party’s nomination. The table below shows Intrade.com bettors’ assessment of the odds each candidate had of winning on four dates in the recent past. Odds are for the bid side of the market and do not always sum to 100%.

INTRADE.COM FRONT-RUNNERS
2008 Presidential Election — Party Nominees
REPUBLICAN	7/3/07	6/29/07	6/25/07	6/21/07	DEMOCRAT	7/3/07	6/29/07	6/25/07	6/21/07
Giuliani	34.0%	32.4%	30.6%	29.2%	Clinton	44.3%	47.7%	49.4%	48.6%
Thompson	33.9%	33.8%	28.2%	30.3%	Obama	34.6%	31.0%	30.7%	30.0%
Romney	20.1%	20.2%	22.0%	21.3%	Gore	9.1%	9.5%	9.3%	9.7%
McCain	4.4%	5.0%	8.7%	9.2%	Edwards	5.3%	5.0%	5.3%	5.5%

	92.4%	91.4%	89.5%	90.0%		93.3%	93.2%	94.7%	93.8%
Field	9.0%	8.0%	8.9%	8.7%	Field	3.7%	3.3%	4.1%	3.8%
	101.4%	99.4%	98.4%	98.7%		97.0%	96.5%	98.8%	97.6%

Source: Intrade.com

Interestingly, each party has one undeclared candidate – Al Gore on the Democratic side and Fred Thompson on the GOP side – as one of its front-runners. Thompson, in fact, is vying with Rudy Giuliani for the top spot among Republican candidates. Some of the trends

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv Investment Commentary

evident in the table are also interesting. Senator Hillary Clinton is the clear favorite on the Democratic side, but has been losing ground to Senator Barack Obama in recent weeks. John Edwards, after peaking at about 19% in early 2007 (not shown in the table), has been holding steady at a little over 5%, while noncandidate Gore has been tracking in the 9% range. On the Republican side, Giuliani and Thompson have been trading the lead back and forth over the last few weeks, which must be a bit disconcerting to Giuliani since Thompson has (as of this writing) yet to officially declare.

Both Giuliani and Thompson have been gaining ground recently, primarily at the expense of Senator John McCain, but also in a smaller way from Mitt Romney and the rest of the GOP field. McCain is the real train wreck over the last six to nine months. He peaked at over 50% in late 2006 and has been in steady decline ever since. With only a reported $2 million left in his war chest, McCain has recently scaled back his campaign operations, and frankly, looks like toast to us.

In addition to betting on party nominations, Intrade.com also offers the opportunity to wager on which political party and which individual candidate will win the presidency in 2008. The left-hand side of the table below presents the odds of the four leading Republican and Democratic candidates (plus New York Mayor Michael Bloomberg) winning the presidency in 2008. The right-hand side of the table shows the implied odds of winning, assuming the individual gets his or her party’s nomination. We computed the implied odds by dividing the odds of winning by the odds of getting the nomination. For example, on July 3, 2007, Intrade.com showed Clinton having a 27.9% chance of winning the presidency in 2008. Dividing that probability by her 44.3% odds of winning the Democratic nomination gives her a 63% probability of winning the presidency if she, in fact, gets the nomination.

INTRADE.COM FRONT-RUNNERS

2008 Presidential Election — Winner

		Odds of Winning			Implied Winning Odds, If Nominated
CANDIDATE	7/3/07	6/29/07	6/25/07	6/21/07	7/3/07	6/29/07	6/25/07	6/21/07
Clinton (D)	27.9%	29.5%	33.1%	33.2%	63.0%	61.8%	67.0%	68.3%
Obama (D)	19.0%	17.4%	17.2%	17.3%	54.9%	56.1%	56.0%	57.7%
Thompson (R)	18.1%	16.0%	16.0%	16.0%	53.4%	47.3%	56.7%	52.8%
Giuliani (R)	18.0%	17.5%	14.1%	13.2%	52.9%	54.0%	46.1%	45.2%
Romney (R)	8.7%	9.4%	9.7%	9.7%	43.3%	46.5%	44.1%	45.5%
Gore (D)	6.8%	6.8%	7.0%	7.0%	74.7%	71.6%	75.3%	72.2%
Bloomberg	3.5%	5.4%	4.1%	—	—	—	—	—
Edwards (D)	2.6%	2.5%	3.0%	3.1%	49.1%	50.0%	56.6%	56.4%
McCain (R)	2.0%	3.6%	4.8%	4.7%	45.5%	72.0%	55.2%	51.1%

Source: Intrade.com, LMCM Estimates

Once again, we think the table is pretty interesting. It says that Intrade.com bettors continue to see Clinton as the leading candidate for the presidency, but her lead is fading a bit. She was

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary v

nearly a 2-1 favorite over Obama a couple of weeks ago, but is only about a 3-to-2 favorite in our latest look at the data. Clinton also shows up as a formidable opponent for the Republicans assuming she gets the nomination. She ranks best in this regard save for non-candidate Gore, who is a 3-to-1 favorite to win the presidency if he chooses to run and gets the nomination.

On a political party basis, Intrade.com bettors rate the Democrats as 55% favorites to win the presidency, while the Republicans have a 41% chance and the field (essentially Bloomberg) has a 4.2% chance. In our view, the Intrade.com data, coupled with the general mood of discontent with the Bush administration and the consequent desire on the part of the electorate for change, suggest that it is increasingly likely that the Democrats will win the White House in 2008. If so, how investor-friendly is a Democratic administration likely to be?

In its July 2, 2007, issue, Barron’s published the results of a survey they did of nine announced candidates – Romney, Giuliani and McCain for the GOP, and Richardson, Obama, Clinton, Dodd, Biden and Edwards for the Democrats – designed to measure the investor-friendliness of each candidate, and by extension, the two major political parties. Barron’s reporter Jim McTague asked each candidate to answer questions on a number of key economic issues and then graded their responses on an A to F scale, awarding a numerical value of 4 for every A, 3 for every B, and so forth, down to zero for every F. Three questions dealt specifically with taxes: estate taxes, dividends/capital gains and income-tax reform in general. One question dealt with health care, another with energy policy and the final one rated how investor-friendly the candidate was likely to be based upon his or her past record.

Not surprisingly, at least to us, the Republicans scored as decidedly more investor-friendly. Romney was at the top of the class with five A’s and one B for a numerical score of 3.83. Giuliani ranked second with one fewer A and one more B, and an average score of 3.67. McCain ranked third with three A’s and three B’s and an average score of 3.5. The average of the three Republicans was 3.67, or a letter-grade of A minus.

On the Democratic side, only New Mexico Governor Bill Richardson was even close to any Republican with an average score of 3.0, a solid B. Sadly, from an investor’s perspective, Richardson has a decidedly slim chance (1.8% according to Intrade.com) of getting his party’s nomination. Among the other Democrats, Obama scored best but could only muster an average grade of 2.0 (a solid C). Clinton averaged 1.8 and Edwards 1.5. (We’re guessing this is the lowest grade Hillary ever got on any test in her whole life.) The three leading Democratic candidates in the survey averaged 1.77, roughly a C3 in letter-grade terms.

We are well aware that history says investors shouldn’t necessarily fear a Democratic administration. In fact, according to Ned Davis Research, since the beginning of the 20th century, the Dow Industrials have climbed an average of 7.19% a year when the Democrats held the White House, versus 4% under Republican presidents. That said, the current crop of Democratic candidates seems patently less investor-friendly than their Republican counterparts. If, as seems increasingly likely, the Democrats take over the White House in January 2009, the sledding may get rougher for market participants.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi     Investment Commentary

Portfolio Performance

Total returns for the American Leading Companies Trust (ALC) for the three-month, six months, one-year, three-year, five-year, and ten-year periods ended June 30, 2007, are listed below, along with those of some representative benchmarks:

Total Returns Through June 30, 2007
	Three Months	Six Months	One Year
American Leading Companies
Primary Class	+7.41%	+5.96%	+19.22%
Institutional Class	+7.71%	+6.52%	+20.42%
S&P 500 Stock Composite Index	+6.28%	+6.96%	+20.59%
Lipper Large-Cap Core Funds Average	+6.42%	+6.94%	+19.59%
Lipper Large-Cap Value Funds Average	+6.25%	+7.15%	+20.81%
Dow Jones Industrial Average	+9.11%	+8.76%	+23.04%

Average Annual Total Returns Through June 30, 2007
	Three Years	Five Years	Ten Years	Since InceptionD
American Leading Companies
Primary Class	+11.81%	+11.36%	+7.10%	+9.64%
Institutional Class	+12.92%	+12.52%	N/A	+7.78%
S&P 500 Stock Composite Index	+11.68%	+10.71%	+7.13%	+10.89%
Lipper Large-Cap Core FundsA Average	+10.62%	+9.33%	+6.09%	+9.38%
Lipper Large-Cap Value FundsA Average	+13.38%	+11.33%	+7.69%	+10.62%
Dow Jones Industrial Average	+11.22%	+10.19%	+7.83%	+12.18%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information for the Primary Class please visit www.leggmasonfunds. com; for Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

D	The inception date of the Primary Class is June 15, 1998. The inception date of the Institutional Class is June 19, 1998. Index returns are for the periods beginning May 31, 1998.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary vii

The expense ratio for the Primary Class and Institutional Class was 1.85% and 0.82%, respectively. Expenses are the Fund’s total annual operating expenses for the share classes indicated as of the date of the Fund’s most current prospectus. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

ALC’s Primary Class had a solid quarter, bettering the S&P 500 Index and peer fund averages by about 1%, but trailing the Dow Industrials, which was the star performer for the quarter. On a year-to-date basis through June 30, 2007, ALC’s performance trails that of the S&P 500 Index by about 1%. ALC trails its benchmarks and peer fund averages modestly on a one-year basis, but its performance remains competitive over the 3-, 5- and 10-year time frames.

For the quarter, the best performing stocks owned in the Fund for the entire period were: Apollo Group Inc., Transocean Inc., Baker Hughes Inc., Expedia, Inc., Texas Instruments Inc., Intel Corp., Nokia Oyj – ADR, General Motors Corp., Noble Corp. and Royal Dutch Shell PLC–ADR. The absolute best performer was Amazon.com, Inc., which we sold into strength through the course of the quarter. Laggards for the quarter were: Pulte Homes, Inc., Yahoo! Inc., IAC/ InterActiveCorp, Centex Corp., UnitedHealth Group Inc., Bank of America Corp., eBay Inc., Lockheed Martin Corp., Health Net Inc. and WellPoint Inc.

On a relative performance contribution basis, which takes into account both price performance relative to the S&P 500 Index and portfolio weighting, the biggest contributors to performance were: Amazon.com, Nokia Oyj, Texas Instruments, Apollo Group, Expedia, Transocean and Intel. The biggest detractors from performance were: UnitedHealth Group, Yahoo!, Pulte Homes, IAC/InterActive, WellPoint, JPMorgan Chase & Co., Lockheed Martin, Bank of America and Health Net. On a sector basis, strength was concentrated in energy and technology, while managed care, banks, homebuilders and defense stocks hurt results. In general, our good performers helped us more than our poor performers hurt us.

We continued to be somewhat more active than usual in the Fund’s during the quarter, with turnover averaging about 31% on an annualized basis. We initiated a new position during the quarter in Amgen Inc., one of the world’s leading biotechnology companies. Amgen’s share price is currently being depressed by a government proposal to limit reimbursement levels for one of Amgen’s important product lines, erythropoiesis stimulators, such as Aranesp and Epogen. Amgen has taken the opportunity afforded by the recent share price weakness to initiate a large share repurchase program. We share the company’s view that the stock represents good value at current levels.

In addition to our new purchase of Amgen, we added meaningfully to our holdings of a number stocks during the quarter, including: UAL Corp., Noble Corp., Yahoo!, American International Group, Inc., Baker Hughes, Countrywide Financial Corp. and Transocean.

On the sell side, as mentioned earlier, we took advantage of price strength during the quarter to liquidate our entire position in Amazon.com, a major Internet retailer. We also liquidated smaller positions in Koninklijke Philips Electronics N.V. and Wal-Mart Stores, Inc. as well as meaningfully trimming our holdings in diversified media and e-commerce company, IAC/

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii Investment Commentary

InterActive, and managed care providers, UnitedHealth Group, WellPoint and Health Net. Finally, we also made partial sales in Symantec Corp., Apollo Group, Pulte Homes and Dell Inc.

Outlook

We continue to believe that low-teens returns for the S&P 500 Index for calendar 2007 are a reasonable expectation, assuming 10-year U.S. Treasury yields stay at 5% or lower. If long rates rise from here, double-digit returns for the S&P 500 this year will be more of a challenge.

As far as Federal Reserve (Fed) policy is concerned, not much has changed since the beginning of the year. As expected, the Federal Open Market Committee maintained the Fed funds rate at 5.25% in a unanimous vote at its June 2007 meeting. Fed Chairman Ben Bernanke and other Fed governors continue to talk tough on inflation – as they must to maintain their inflation-fighting credentials – but, given the recent moderation in core inflation, we believe it is unlikely that they will feel the need to raise rates. Fed fund futures market participants now expect the Fed to be on hold well into 2008, which seems like a reasonable bet to us.

With the 10-year Treasury yielding about 5%, based on what we regard as reasonable assumptions for long-term earnings growth (6% to 7%) and returns on equity (16% to 17%), we believe the market (as measured by the S&P 500 Index) is worth between 15.5 to 16.5 times earnings. The S&P 500 trades near the midpoint of that range based on 2007 cap-weighted consensus estimates and one or two multiple points cheaper (depending on which end of the valuation range you use) based on consensus expectations for 2008. Those numbers suggest modest upside to the market through the balance of 2007 and some further potential for gain in 2008.

Others are more optimistic about the market over the next 12 to 18 months. For example, FTN Midwest Research strategist Tony Dwyer, whose work we admire, told us at a meeting in late June that he thinks the S&P 500 will trade at 18 times his 2008 earnings estimate of $100 before the end of 2008, suggesting nearly 20% upside in the market over that time frame. He notes that the S&P 500 Index traded at a multiple of 18 or higher in the last two bull markets, in an environment of long rates that were higher than those that prevail currently. To be fair, Dwyer’s is one of the most bullish views on the Wall Street.

Other market observers are less sanguine than Dwyer on the outlook for equities. For one, Stanford Group strategist John Mendelson notes that his “last hour indicator” is flashing signs of “distribution,” meaning in the jargon of technical analysts that money is moving from strong to weak hands. For years, Mendelson has watched the market in the last hour of trading (believing that activity during this period is dominated by professional traders and institutions) and compared it to market activity during the rest of the trading day, looking for divergences in market behavior. In a June 21, 2007, missive, Mendelson noted that the last hour indicator peaked on February 27 and has remained flat as the S&P 500 and several other major market indices made new all-time highs in May and June. This pattern concerns him and bears watching in his view.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary ix

Another long-time market observer, Steve Leuthold of the eponymous Leuthold Group, waved a yellow caution flag in his June monthly, noting that his Major Market Index had fallen to the neutral zone after several years on a buy signal. Leuthold has published his Major Market Index since 1975 and it has proven to be an indicator worth watching. Leuthold makes clear that he is not ready to throw in the towel on this bull market just yet, noting that of the 35 times since 1975, his MMI has dropped from positive to neutral, 19 times it has reversed back to positive, while in the 16 other cases it has dropped from neutral to negative. The drop to neutral was enough to persuade him to reduce his equity exposure from maximum to midrange levels, however. We thought this was worth noting.

As always, we thank you for your support and welcome your comments.

David E. Nelson, CFA

Legg Mason Capital Management

July 19, 2007

DJIA: 14,000.41

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC as to its accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x Investment Commentary

U.S. Small-Capitalization Value Trust

Total returns for the U.S. Small-Capitalization Value Trust (“Fund”) for various periods ended June 30, 2007, are presented below, along with those of some comparative indices:A

Average Annual Total Returns Through 6/30/07
	Six Months	One Year	Three Years	Five Years	Since InceptionB
U.S. Small-Cap Value Trust
Primary Class	+4.06%	+14.11%	+11.10%	+11.62%	+8.42%
Institutional Class	+4.52%	+15.30%	+12.32%	+12.80%	+9.65%
Russell 2000 Index	+6.45%	+16.43%	+13.45%	+13.88%	+8.21%
Russell 1000 Growth Index	+8.13%	+19.04%	+8.70%	+9.28%	+2.41%
Russell 2000 Growth Index	+9.33%	+16.83%	+11.76%	+13.08%	+4.51%
Russell 1000 Value Index	+6.23%	+21.87%	+15.93%	+13.31%	+8.02%
Russell 2000 Value Index	+3.80%	+16.05%	+15.02%	+14.62%	+11.13%
S&P 500 Stock Composite Index	+6.96%	+20.59%	+11.68%	+10.71%	+5.25%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Primary Class and Institutional Class were 2.04% and 1.00%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratio for the Primary Class and Institutional Class was 2.00% and 1.00%, respectively. Net expenses are the Fund’s total annual operating expenses for each share Class as

A

See Glossary of Index Definitions on page xiv. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	The inception date of the Primary Class is June 15, 1998. The inception date of the Institutional Class is June 19, 1998. Index returns are for periods beginning May 31, 1998.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary xi

indicated in the Fund’s prospectus dated August 1, 2007, and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

Market and Fund Performance

Despite a June market decline prompted by economic concerns, housing worries, related mortgage defaults and continued global conflict, equities experienced substantial gains for the quarter. While these same factors have loomed over the market for two years, investors have focused instead on the resilient economic growth and strong labor market. The Federal Reserve (Fed) met on June 28 and retained its balanced stance on inflation concerns, keeping the Fed funds rate steady at 5.25%, where it has been for a full year now. Long rates, on the other hand, moved over 5.0% for the first time since mid-2006. Official government statistics indicate reasonable levels of inflation, although prices for food and energy – critical goods with few substitutions – increased in June. Oil prices rose from $65 per barrel to over $70 per barrel in response to summer vacation travel demand and elevated Middle East tensions. Domestically, the housing market continues its decline in sales and prices after six years of increases driven largely by low interest rates. Failures in the lower quality end of the mortgage market spectrum are causing financial difficulties for owners of repackaged mortgage debt including leveraged hedge funds, as illustrated by the high profile problems at Bear Stearns.

Domestic equity returns were positive across the board in the second quarter, with growth stocks performing better than value. The Russell 2000 Value Index gained 2.3% while the Russell 2000 Growth Index advanced 6.7% . The performance of large-cap issues reflected this same relationship with the Russell 1000 Value Index up 4.9%, and the Russell 1000 Growth Index climbing 6.9% . Year-to-date, growth has also outperformed value with the Russell 2000 Value up 3.8% and Russell 2000 Growth up 9.3% . Large growth has also outperformed large value with the Russell 1000 Value advancing 6.2% and its growth counterpart rising 8.1% . The S&P 500 Index gained 6.3% for the quarter and 7.0% for the first half of the year.

Fund returns were solid for the quarter and year-to-date on both an absolute and relative basis. The Fund is performing better after struggling last year and is ahead of the Russell 2000 Value Index by a secure margin for the quarter and first half of the year. For the quarter, the Fund had double-digit returns from technology hardware and semiconductor holdings, producing relative gains despite our underweight position to the benchmark. Industrials have also added to the Fund’s relative performance. Our agricultural equipment benefited from increased corn planting to produce ethanol, while industrial machinery and truck manufacturers fared well with steady economic growth.

Financials were the largest contributors to the Fund’s relative outperformance, driven by both stock selection and a weighting of approximately twice that of the index in the defensive insurance group. The absence of real estate investment trust (REIT) holdings, per our investment policy, also contributed to protecting Fund assets as this group declined 4.5% for the quarter. Year-to-date, banks and mortgage lenders have declined in response to a second

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xii Investment Commentary

wave of concerns over subprime lending and dimming prospects for a quick housing recovery after builders announced weaker-than-expected earnings.

These declines hurt relative Fund returns for the year due to our above index weighting in the bank and S&L stocks.

Despite rising interest rates, acquisition activity continued by private equity and industry competitors, which contributed to fund performance. During the quarter Liberty Mutual agreed to purchase one of our insurance holdings, Ohio Casualty Corp., for a premium of nearly 40%.

Industry and sector weights remain relatively consistent from the beginning of the quarter and year-to-date. The annual Russell index rebalance occurred earlier this quarter but was a quiet event in contrast to prior years, as there were no dramatic changes to the benchmark’s sector weightings. The fund’s industrial and technology stocks increased in relative weight mostly due to market appreciation in these holdings. We pared holdings during the quarter throughout a broad range of industries as they reached valuation and capitalization sell ranges or were liquidated as a result of take-out bids. We also sold several auto parts manufacturers into strength, reducing our consumer discretionary weighting. For the most part, these funds are being reinvested into technology, finance and consumer stocks, which we think are underpriced. Despite the reduction in consumer discretionary holdings, the Fund remains overweight in this sector along with utilities. The Fund’s technology holdings have been increasing, but remain underweight along with health care and consumer staples.

Market and Portfolio Outlook

Relative gains year-to-date are consistent with past patterns of fund outperformance following bubble-type environments such as that experienced in late 2005 and early 2006. In past cycles following short but significant performance lags, we have experienced a few quarters of near benchmark returns followed by an extended period of outperformance. While we cannot guarantee a repeat of this pattern, our confidence is high that the Fund is well positioned for relative gains in this environment. As always, we appreciate your confidence in our team and philosophy and welcome any questions or concerns you may have.

Henry F. Otto

Steven M. Tonkovich

July 23, 2007

DJIA: 13,943.42

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary xiii

Investment risks: A fund that invests in small companies may involve higher risk than a fund that invests in larger, more established companies. Small companies may have limited product lines, markets, or financial resources. Therefore the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in large-cap companies or other asset classes.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xiv Investment Commentary

Glossary of Index Definitions

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.

Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, and is generally considered representative of the U.S. equity market. This return does not include reinvestment of dividends or capital gains distributions.

Lipper Large-Cap Core Funds — Average of the 873 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds — Average of the 543 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Index — Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index — Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

Russell 2000 Growth Index — Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index — Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 100 Index — A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

S&P MidCap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Investors Trust’s quarterly report for American Leading Companies Trust and U.S. Small-Capitalization Value Trust, for the period ended June 30, 2007.

Total returns during various periods ended June 30, 2007 are:

Total Returns
	3 Months	1 Year
American Leading Companies Trust
Primary Class	+7.41%	+19.22%
Institutional Class	+7.71%	+20.42%
S&P 500 Stock Composite IndexA	+6.28%	+20.59%
Lipper Large-Cap Value Funds IndexB	+6.47%	+21.46%

U.S. Small-Capitalization Value Trust
Primary Class	+3.68%	+14.11%
Institutional Class	+3.91%	+15.30%
Russell 2000 IndexC	+4.42%	+16.43%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about each Fund’s performance over longer periods of time is shown in each respective Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

Since June 30, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

Quarterly Report to Shareholders

The Board of Directors approved short-term and long-term capital gain distributions, indicated in the table below, to shareholders of record on June 20, 2007, payable on June 22, 2007.

	Capital Gain Distributions
	Short- Term	Long- Term
American Leading Companies Trust	$—	$0.09477
U.S. Small-Capitalization Value Trust	$0.16133	$0.32986

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting President July 19, 2007

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although, it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of an index.

B	An index comprised of the 30 largest funds in the Lipper universe of 543 large-cap value funds.
C	An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

Quarterly Report to Shareholders

Performance Information

American Leading Companies Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+19.22%	+19.22%
Five Years	+71.27%	+11.36%
Ten Years	+98.48%	+7.10%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30,2007

	Cumulative Total Return	Average Annual Total Return
One Year	+20.42%	+20.42%
Five Years	+80.34%	+12.52%
Life of Class*	+57.28%	+7.78%

*	Inception date: June 14, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the periods beginning May 31, 2001.

Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of June 30, 2007)B

(As a percentage of the portfolio)

Top Ten Holdings (as of June 30, 2007)

Security	% of Net Assets
J.P. Morgan Chase and Co.	3.9%
Tyco International Ltd.	3.9%
Altria Group Inc.	3.2%
Sprint Nextel Corp.	3.1%
Nokia Oyj – ADR	2.8%
UnitedHealth Group Inc.	2.8%
American International Group Inc.	2.8%
UAL Corp.	2.8%
Citigroup Inc.	2.7%
Texas Instruments Inc.	2.6%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders

American Leading Companies Trust Selected Portfolio PerformanceC

Strongest performers for the quarter ended June 30, 2007D

1. Apollo Group Inc.	+33.1%
2. Transocean Inc.	+29.7%
3. Baker Hughes Inc.	+27.4%
4. Expedia Inc.	+26.4%
5. Nokia Oyj – ADR	+25.4%
6. Texas Instruments Inc.	+25.3%
7. Intel Corp.	+24.7%
8. General Motors Corp.	+24.4%
9. Noble Corp.	+24.0%
10. Dell Inc.	+23.0%

Weakest performers for the quarter ended June 30, 2007D

1. Pulte Homes Inc.	-15.0%
2. Yahoo! Inc.	-13.3%
3. IAC/InterActiveCorp	-8.2%
4. Centex Corp.	-3.9%
5. UnitedHealth Group Inc.	-3.5%
6. Bank of America Corp.	-3.1%
7. eBay Inc.	-2.9%
8. Lockheed Martin Corp.	-2.6%
9. Health Net Inc.	-1.9%
10. WellPoint Inc.	-1.6%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Amgen Inc.	Koninklijke (Royal) Philips Electronics N.V. – ADR
Kraft Foods Inc.	Amazon.com Inc.
Wal-Mart Stores Inc.

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire quarter.

Quarterly Report to Shareholders

Portfolio of Investments

American Leading Companies Trust

June 30, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.3%

Consumer Discretionary — 12.6%
Automobiles — 0.6%
General Motors Corp.	150	$5,670

Diversified Consumer Services — 0.7%
Apollo Group Inc.	100	5,843	A

Household Durables — 2.3%
Centex Corp.	300	12,030
Pulte Homes Inc.	360	8,082

		20,112

Internet and Catalog Retail — 2.6%
Expedia Inc.	500	14,645	A
IAC/InterActiveCorp	225	7,787	A

		22,432

Media — 2.7%
The DIRECTV Group Inc.	600	13,866	A
Time Warner Inc.	480	10,099

		23,965

Specialty Retail — 3.7%
The Home Depot Inc.	400	15,740
The TJX Cos. Inc.	600	16,500

		32,240

Consumer Staples — 5.1%
Beverages — 0.8%
The Pepsi Bottling Group Inc.	200	6,736

Food Products — 1.1%
Kraft Foods Inc.	277	9,758

Tobacco — 3.2%
Altria Group Inc.	400	28,056

	Shares/Par	Value
Energy — 8.3%
Energy Equipment and Services — 4.8%
Baker Hughes Inc.	165	$13,882
Noble Corp.	135	13,165
Transocean Inc.	138	14,625	A

		41,672

Oil, Gas and Consumable Fuels — 3.5%
Anadarko Petroleum Corp.	134	6,967
Apache Corp.	97	7,914
Devon Energy Corp.	150	11,743
Exxon Mobil Corp.	30	2,516
Royal Dutch Shell PLC – ADR	24	1,949

		31,089

Financials — 21.5%
Capital Markets — 1.3%
Merrill Lynch and Co. Inc.	70	5,851
Morgan Stanley	70	5,871

		11,722

Commercial Banks — 2.5%
Lloyds TSB Group PLC	1,950	21,753

Diversified Financial Services — 8.5%
Bank of America Corp.	343	16,789
Citigroup Inc.	465	23,850
J.P. Morgan Chase and Co.	700	33,915

		74,554

Insurance — 5.2%
American International Group Inc.	350	24,510
The Travelers Cos. Inc.	200	10,700
XL Capital Ltd.	127	10,688

		45,898

Thrifts and Mortgage Finance — 4.0%
Countrywide Financial Corp.	600	21,810
Washington Mutual Inc.	300	12,792

		34,602

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Health Care — 10.2%
Biotechnology — 0.6%
Amgen Inc.	100	$5,529	A

Health Care Providers and Services — 6.7%
Health Net Inc.	268	14,150	A
UnitedHealth Group Inc.	480	24,547
WellPoint Inc.	250	19,958	A

		58,655

Pharmaceuticals — 2.9%
Johnson and Johnson	180	11,092
Pfizer Inc.	540	13,808

		24,900

Industrials — 14.3%
Aerospace and Defense — 4.0%
General Dynamics Corp.	216	16,896
Lockheed Martin Corp.	200	18,826

		35,722

Airlines — 2.8%
UAL Corp.	600	24,354	A

Industrial Conglomerates — 5.6%
General Electric Co.	400	15,312
Tyco International Ltd.	1,000	33,790

		49,102

Machinery — 1.9%
Caterpillar Inc.	119	9,318
Deere and Co.	60	7,244

		16,562

Information Technology — 19.4%
Communications Equipment — 3.6%
Motorola Inc.	400	7,080
Nokia Oyj – ADR	875	24,596

		31,676

	Shares/Par	Value
Information Technology — Continued
Computers and Peripherals — 4.0%
Dell Inc.	135	$3,854	A
Hewlett-Packard Co.	350	15,617
International Business Machines Corp.	152	15,998

		35,469

Internet Software and Services — 3.8%
eBay Inc.	400	12,872	A
Yahoo! Inc.	750	20,348	A

		33,220

IT Services — 1.2%
Accenture Ltd.	250	10,723

Semiconductors and Semiconductor Equipment — 5.0%
Applied Materials Inc.	550	10,928
Intel Corp.	425	10,098
Texas Instruments Inc.	600	22,578

		43,604

Software — 1.8%
Microsoft Corp.	405	11,935
Symantec Corp.	200	4,040	A

		15,975

Materials — 2.4%
Metals and Mining — 2.4%
Alcoa Inc.	100	4,053
United States Steel Corp.	160	17,400

		21,453

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Telecommunication Services — 4.5%
Wireless Telecommunication Services — 4.5%
ALLTEL Corp.	180	$12,159
Sprint Nextel Corp.	1,300	26,923

		39,082

Total Common Stocks and Equity Interests (Cost — $ 517,291)		862,128

Repurchase Agreements — 2.1%

Bank of America
5.22%, dated 6/29/07, to be repurchased at $9,213 on 7/2/07 (Collateral: $9,555 Fannie Mae Discount note, 0.000% due 10/26/07, value $ 9,393)	$9,209	9,209

Goldman, Sachs Group Inc.
5.23%, dated 6/29/07, to be repurchased at $9,213 on 7/2/07 (Collateral: $10,321 Fannie Mae note, 4.500% due 8/1/35, value $ 9,418)	9,209	9,209

Total Repurchase Agreements (Cost — $ 18,418)		18,418

Total Investments — 100.4% (Cost — $ 535,709) B		880,546
Other Assets Less Liabilities — (0.4)%		(3,287)

Net Assets — 100.0%		$877,259

Net Asset Value Per Share:
Primary Class		$26.62

Institutional Class		$27.76

A	Non-income producing.
B

Aggregate cost for Federal income tax purposes is substantially the same as book cost. At June 30, 2007 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$354,432
Gross unrealized depreciation	$(9,595)

Net unrealized appreciation/(depreciation)	$344,837

ADR — American Depository Receipt

Quarterly Report to Shareholders

Performance Information

U.S. Small-Capitalization Value Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+14.11%	+14.11%
Five Years	+73.29%	+11.62%
Life of Class*	+107.78%	+8.42%

*	Inception date: June 15, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index return is for periods beginning May 31, 1998.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+15.30%	+15.30%
Five Years	+82.65%	+12.80%
Life of Class*	+129.82%	+9.65%

*	Inception date: June 19, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 1998.

Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of June 30, 2007)

(As a percentage of the portfolio)

Top Ten Holdings (as of June 30, 2007)

Security	% of Net Assets
Odyssey Re Holdings Corp.	1.5%
Deluxe Corp.	1.1%
The Commerce Group Inc.	1.1%
Worthington Industries Inc.	1.0%
Del Monte Foods Co.	1.0%
SkyWest Inc.	1.0%
Delphi Financial Group Inc.	1.0%
Tupperware Brands Corp.	1.0%
Downey Financial Corp.	0.9%
Bank of America	0.9%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change.

Quarterly Report to Shareholders

Performance InformationD — Continued

U.S. Small Cap Value Trust June 30, 2007

Selected Portfolio PerformanceE

Strongest performers for the quarter ended June 30, 2007F
1. Industrial Services of America Inc.	+111.1%
2. GrafTech International Ltd.	+85.5%
3. Metalico Inc.	+68.8%
4. Rocky Brands Inc.	+62.5%
5. Ohio Casualty Corp.	+45.0%
6. Abatix Corp.	+40.8%
7. Omnivision Technologies Inc.	+39.7%
8. Ampco-Pittsburgh Corp.	+39.4%
9. Barnes Group Inc.	+38.3%
10. BTU International Inc.	+37.9%

Weakest performers for the quarter ended June 30, 2007F
1. ProCentury Corp.	–27.6%
2. The Finish Line, Inc.	–27.6%
3. WCI Communities, Inc.	–21.8%
4. Building Material Holding Corp.	–21.1%
5. Taylor Capital Group Inc.	–21.1%
6. Headwaters Inc.	–21.0%
7. McClatchy Co.	–19.4%
8. Frisch’s Restaurants Inc.	–18.4%
9. Republic First Bancorp Inc.	–18.3%
10. Technology Research Corp.	–18.1%

D	Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.
E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire quarter.

Portfolio of Investments

U.S. Small-Capitalization Value Trust

June 30, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.3%

Consumer Discretionary — 20.7%
Auto Components — 2.4%
Aftermarket Technology Corp.	18	$523	A
ArvinMeritor Inc.	97	2,162
Dorman Products Inc.	11	157	A
Modine Manufacturing Co.	31	701
Strattec Security Corp.	6	291	A
TRW Automotive Holdings Corp.	53	1,956	A

		5,790

Automobiles — 0.3%
Thor Industries Inc.	15	668

Distributors — 0.3%
Building Material Holding Corp.	47	670
Handleman Co.	13	79

		749

Diversified Consumer Services — 0.9%
Career Education Corp.	19	638	A
Pre-Paid Legal Services Inc.	12	791	A
Vertrue Inc.	15	751	A

		2,180

Hotels, Restaurants and Leisure — 1.5%
Bluegreen Corp.	36	424	A
CBRL Group Inc.	28	1,172
Frisch’s Restaurants Inc.	6	180
Jack in the Box Inc.	4	305	A
Landry’s Restaurants Inc.	7	215
Luby’s Inc.	13	123	A
Ruby Tuesday Inc.	6	155
Speedway Motorsports Inc.	24	960
The Steak n Shake Co.	6	107	A

		3,641

	Shares/Par	Value
Consumer Discretionary — Continued
Household Durables — 3.8%
American Greetings Corp.	27	$751
Beazer Homes USA Inc.	5	121
Blyth Inc.	1	21
Craftmade International Inc.	9	149
CSS Industries Inc.	18	697
Emerson Radio Corp.	13	38	A
Ethan Allen Interiors Inc.	46	1,572
Furniture Brands International Inc.	49	694
Hooker Furniture Corp.	14	305
Mity Enterprises Inc.	5	105	A
Standard Pacific Corp.	1	14
Stanley Furniture Co. Inc.	16	337
Tempur-Pedic International Inc.	78	2,025
Tupperware Brands Corp.	79	2,279
WCI Communities Inc.	4	64	A

		9,172

Leisure Equipment and Products — 1.3%
Aldila Inc.	5	80
Escalade Inc.	8	76
JAKKS Pacific Inc.	35	971	A
MarineMax Inc.	15	309	A
Polaris Industries Inc.	30	1,641

		3,077

Media — 1.1%
Belo Corp.	36	745
Journal Communications Inc.	48	623
McClatchy Co.	16	398
Saga Communications Inc.	15	150	A
Valassis Communications Inc.	36	610	A

		2,526

Multiline Retail — 0.2%
Tuesday Morning Corp.	46	564

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Consumer Discretionary — Continued
Specialty Retail — 7.6%
Asbury Automotive Group Inc.	48	$1,198
Big 5 Sporting Goods Corp.	24	615
Charming Shoppes Inc.	95	1,032	A
Conn’s Inc.	31	894	A
Finlay Enterprises Inc.	18	96	A
Genesco Inc.	38	2,003	A
Group 1 Automotive Inc.	42	1,674
Hastings Entertainment Inc.	19	136	A
Jos. A Bank Clothiers Inc.	4	166	A
Lithia Motors Inc.	22	547
Pacific Sunwear of California Inc.	29	627	A
Penske Automotive Group Inc.	91	1,937
Rent-A-Center Inc.	82	2,146	A
REX Stores Corp.	17	343	A
Sonic Automotive Inc.	51	1,475
Stage Stores Inc.	20	427
The Buckle Inc.	15	573
The Cato Corp.	23	494
The Finish Line Inc.	36	323
Zale Corp.	62	1,464	A

		18,170

Textiles, Apparel and Luxury Goods — 1.3%
Columbia Sportswear Co.	1	69
K-Swiss Inc.	23	640
Lakeland Industries Inc.	4	59	A
Rocky Brands Inc.	5	94	A
Steven Madden Ltd.	9	301	A
The Stride Rite Corp.	17	342
The Timberland Co.	55	1,396	A
UniFirst Corp.	7	291

		3,192

	Shares/Par	Value
Consumer Staples — 2.4%
Food and Staples Retailing — 0.6%
BJ’s Wholesale Club Inc.	19	$695	A
Ruddick Corp.	22	669

		1,364

Food Products — 1.4%
Del Monte Foods Co.	207	2,516
Smithfield Foods Inc.	13	400	A
The J.M. Smucker Co.	6	382

		3,298

Personal Products — 0.2%
CCA Industries Inc.	3	24
Mannatech Inc.	27	431
Schiff Nutrition International Inc.	11	71	A

		526

Tobacco — 0.2%
Universal Corp.	8	457

Energy — 4.2%
Energy Equipment and Services — 1.5%
Bristow Group Inc.	22	1,100	A
Gulfmark Offshore Inc.	13	687	A
Horizon Offshore Inc.	23	449	A
Hornbeck Offshore Services Inc.	9	357	A
Superior Well Services Inc.	17	442	A
Tidewater Inc.	6	397
Union Drilling Inc.	16	256	A

		3,688

Oil, Gas and Consumable Fuels — 2.7%
Alon USA Energy Inc.	14	599
Brigham Exploration Co.	48	283	A
Callon Petroleum Co.	20	276	A
Forest Oil Corp.	7	275	A

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Energy — Continued
Oil, Gas and Consumable Fuels — Continued
Mexco Energy Corp.	1	$6	A
Pogo Producing Co.	7	371
Stone Energy Corp.	46	1,590	A
The Meridian Resource Corp.	92	279	A
USEC Inc.	53	1,169	A
W&T Offshore Inc.	56	1,556

		6,404

Financials — 33.8%
Commercial Banks — 11.3%
1st Source Corp.	5	125
American National Bankshares Inc.	10	216
Arrow Financial Corp.	11	240
BancFirst Corp.	13	550
BancorpSouth Inc.	16	401
Cadence Financial Corp.	5	103
Camden National Corp.	12	466
Cathay General Bancorp	18	600
Chemical Financial Corp.	40	1,047
Chittenden Corp.	7	227
Citizens Banking Corp.	65	1,193
Columbia Banking System Inc.	24	699
Community Bank System Inc.	31	613
Community Banks Inc.	3	100
Community Trust Bancorp Inc.	25	800
CVB Financial Corp.	39	432
F.N.B. Corp.	60	996
First Bancorp	7	134
First Charter Corp.	16	306
First Community Bancshares Inc.	12	362
First M&F Corp.	11	202
First Merchants Corp.	8	183
First Midwest Bancorp Inc	9	316
First United Corp.	8	163

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
Firstbank Corp.	1	$23
FNB Corp.	7	109
FNB Corp.	12	430
Fulton Financial Corp.	77	1,113
German American Bancorp Inc.	10	138
Great Southern Bancorp Inc.	6	151
Greater Bay Bancorp	5	125
Hancock Holding Co.	4	135
Harleysville National Corp.	12	193
Harrington West Financial Group Inc.	8	121
IBERIABANK Corp.	6	291
Independent Bank Corp.	11	181
International Bancshares Corp.	43	1,098
Lakeland Financial Corp.	11	238
Macatawa Bank Corp.	7	109
MainSource Financial Group Inc.	16	276
Mercantile Bank Corp.	3	88
Merchants Bancshares Inc.	4	97
National Penn Bancshares Inc.	22	372
NBT Bancorp Inc.	36	804
Northrim BanCorp Inc.	9	232
Old Point Financial Corp.	2	40
PAB Bankshares Inc.	14	262
Pacific Capital Bancorp	19	523
Park National Corp.	7	568
Penns Woods Bancorp Inc.	5	160
Peoples Bancorp Inc.	18	479
Provident Bankshares Corp.	24	792
Renasant Corp.	9	210
Republic First Bancorp Inc.	15	140	A
Royal Bancshares of Pennsylvania Inc.	1	29
S&T Bancorp Inc.	8	263
Sierra Bancorp	6	168
Simmons First National Corp.	8	232

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
Sky Financial Group Inc.	4	$107
Southwest Bancorp Inc.	11	255
Susquehanna Bancshares Inc.	24	541
Taylor Capital Group Inc.	6	153
TriCo Bancshares	14	303
Trustmark Corp.	63	1,637
Union Bankshares Corp.	6	137
United Bankshares Inc.	18	569
United Security Bancshares	6	147
Univest Corp. of Pennsylvania	10	227
Washington Banking Co.	6	90
Washington Trust Bancorp Inc.	6	156
WesBanco Inc.	15	431
West Bancorporation	8	125
West Coast Bancorp	13	395
Whitney Holding Corp.	37	1,123
Yadkin Valley Financial Corp.	6	114

		27,174

Consumer Finance — 0.9%
Advanta Corp.	22	626
AmeriCredit Corp.	43	1,139	A
Nelnet Inc.	17	416

		2,181

Diversified Financial Services — 0.6%
Asset Acceptance Capital Corp.	40	699	A
California First National Bancorp	7	98
Financial Federal Corp.	13	373
Marlin Business Services Corp.	10	206	A

		1,376

Insurance — 13.7%
Affirmative Insurance Holdings Inc.	15	230
Alfa Corp.	58	906

	Shares/Par	Value
Financials — Continued
Insurance — Continued
American Equity Investment Life Holding Co.	55	$661
Argonaut Group Inc.	10	298
CNA Surety Corp.	45	842	A
Conseco Inc.	50	1,053	A
Delphi Financial Group Inc.	55	2,293
Donegal Group Inc. — Class A	7	109
Donegal Group Inc. — Class B	4	60
EMC Insurance Group Inc.	6	150
FBL Financial Group Inc.	47	1,864
Great American Financial Resources Inc.	13	312
Hanover Insurance Group Inc.	34	1,644
Harleysville Group Inc.	19	617
Horace Mann Educators Corp.	45	945
Infinity Property and Casualty Corp.	25	1,283
LandAmerica Financial Group Inc.	21	2,007
Meadowbrook Insurance Group Inc.	48	523	A
Mercer Insurance Group Inc.	2	38
Mercury General Corp.	8	441
National Atlantic Holdings Corp.	4	56	A
National Interstate Corp.	8	214
National Western Life Insurance Co.	4	986
Navigators Group Inc.	7	399	A
Nymagic Inc.	8	334
Odyssey Re Holdings Corp.	84	3,598
Ohio Casualty Corp.	22	934
Presidential Life Corp.	33	653
ProCentury Corp.	12	208
RLI Corp.	9	487
Safety Insurance Group Inc.	27	1,101
SeaBright Insurance Holdings	9	164	A
Selective Insurance Group Inc.	26	685
Specialty Underwriters’ Alliance Inc.	7	51	A
StanCorp Financial Group Inc.	30	1,574
State Auto Financial Corp.	11	328

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Insurance — Continued
The Commerce Group Inc.	76	$2,639
The Midland Co.	18	829
The Phoenix Cos. Inc.	51	769
Unico American Corp.	5	69	A
United Fire and Casualty Co.	15	517

		32,871

Thrifts and Mortgage Finance — 7.3%
Anchor Bancorp Wisconsin Inc.	37	961
Astoria Financial Corp.	9	218
City Bank	6	192
Corus Bankshares Inc.	72	1,250
Dime Community Bancshares	13	177
Downey Financial Corp.	33	2,191
First Defiance Financial Corp.	3	87
First Financial Holdings Inc.	19	618
First Financial Service Corp.	6	168
First Mutual Bancshares Inc.	7	166
First Place Financial Corp.	16	329
FirstFed Financial Corp.	17	987	A
Flagstar Bancorp Inc.	42	510
Flushing Financial Corp.	32	520
Franklin Bank Corp.	23	342	A
HMN Financial Inc.	6	211
IndyMac Bancorp Inc.	68	1,989
ITLA Capital Corp.	7	380
MAF Bancorp Inc.	12	635
North Central Bancshares Inc.	2	92
OceanFirst Financial Corp.	13	228
Parkvale Financial Corp.	9	258
PFF Bancorp Inc.	23	647
TierOne Corp.	3	81
Timberland Bancorp Inc.	13	201
Triad Guaranty Inc.	20	797	A

	Shares/Par	Value
Financials — Continued
Thrifts and Mortgage Finance — Continued
United Community Financial Corp.	32	$321
Washington Federal Inc.	63	1,530
Webster Financial Corp.	29	1,233
WSFS Financial Corp.	4	262

		17,581

Health Care — 1.7%
Health Care Equipment and Supplies — 0.3%
Atrion Corp.	2	176
Cantel Medical Corp.	13	216	A
Kinetic Concepts Inc.	1	42	A
National Dentex Corp.	2	38	A
Nutraceutical International Corp.	10	172	A

		644

Health Care Providers and Services — 1.4%
AMERIGROUP Corp.	21	493	A
Apria Healthcare Group Inc.	55	1,568	A
Kindred Healthcare Inc.	11	341	A
LifePoint Hospitals Inc.	27	1,036	A
National Medical Health Card Systems Inc.	4	56	A

		3,494

Industrials — 16.5%
Aerospace and Defense — 0.3%
Ducommun Inc.	8	198	A
United Industrial Corp.	7	444

		642

Air Freight and Logistics — 0.5%
ABX Air Inc.	56	454	A
Air T Inc.	1	11
Pacer International Inc.	27	642

		1,107

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Industrials — Continued
Airlines — 1.8%
ExpressJet Holdings Inc.	91	$542	A
Mesa Air Group Inc.	61	400	A
Republic Airways Holdings Inc.	45	905	A
SkyWest Inc.	105	2,502

		4,349

Building Products — 2.8%
American Woodmark Corp.	7	249
Ameron International Corp.	15	1,308
Builders FirstSource Inc.	25	408	A
Griffon Corp.	25	540	A
Lennox International Inc.	52	1,794
NCI Building Systems Inc.	14	676	A
Simpson Manufacturing Co. Inc.	27	904
TOUSA Inc.	40	166
Universal Forest Products Inc.	17	735

		6,780

Commercial Services and Supplies — 1.9%
Abatix Corp.	2	16	A
Comforce Corp.	13	35	A
Deluxe Corp.	67	2,721
Ennis Inc.	18	430
First Consulting Group Inc.	19	183	A
Industrial Services of America Inc.	3	48
Intersections Inc.	17	171	A
Labor Ready Inc.	30	700	A
Metalico Inc.	5	40	A
United Stationers Inc.	4	253	A

		4,597

	Shares/Par	Value
Industrials — Continued
Electrical Equipment — 1.3%
A.O. Smith Corp.	16	$654
BTU International Inc.	3	47	A
GrafTech International Ltd.	96	1,612	A
Regal-Beloit Corp.	19	870
Technology Research Corp.	3	14

		3,197

Industrial Conglomerates — 0.3%
Standex International Corp.	21	592

Machinery — 3.9%
Accuride Corp.	31	473	A
Actuant Corp.	8	473
Albany International Corp., Class A	6	251
Ampco-Pittsburgh Corp.	4	144
Barnes Group Inc.	28	900
Blount International Inc.	11	143	A
Briggs and Stratton Corp.	17	540
Commercial Vehicle Group Inc.	22	417	A
Crane Co.	17	754
Gehl Co.	9	264	A
Kennametal Inc.	12	968
Lincoln Electric Holdings Inc.	6	408
Mueller Industries Inc.	27	913
Supreme Industries Inc.	14	98
The Timken Co.	51	1,858
Wabash National Corp.	33	478
Xerium Technologies Inc.	32	245

		9,327

Road and Rail — 2.4%
Arkansas Best Corp.	18	713
Con-way Inc.	33	1,673
P.A.M. Transportation Services Inc.	7	134	A

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Industrials — Continued
Road and Rail — Continued
Quality Distribution Inc.	18	$201	A
Saia Inc.	11	312	A
U.S. Xpress Enterprises Inc.	9	160	A
USA Truck Inc.	5	75	A
Werner Enterprises Inc.	42	852
YRC Worldwide Inc.	44	1,634	A

		5,754

Trading Companies and Distributors — 1.0%
BlueLinx Holdings Inc.	29	306
GATX Corp.	4	182
Huttig Building Products Inc.	9	66	A
UAP Holding Corp.	9	268
United Rentals Inc.	48	1,556	A

		2,378

Transportation Infrastructure — 0.3%
Interpool Inc.	30	794

Information Technology — 5.5%
Communications Equipment — 0.3%
Plantronics Inc.	9	236
Radyne Corp.	17	185	A
Westell Technologies Inc.	73	191	A

		612

Computers and Peripherals — N.M.
Key Tronic Corp.	11	54	A

Electronic Equipment and Instruments — 2.8%
ADDvantage Technologies Group Inc.	5	23	A
Aetrium Inc.	8	33	A
Agilysys Inc.	25	567
American Technical Ceramics Corp.	4	88	A

	Shares/Par	Value
Information Technology — Continued
Electronic Equipment and Instruments — Continued
Anixter International Inc.	7	$542	A
Benchmark Electronics Inc.	55	1,235	A
Insight Enterprises Inc.	13	300	A
Merix Corp.	15	119	A
Multi-Fineline Electronix Inc.	18	304	A
PAR Technology Corp.	13	114	A
Park Electrochemical Corp.	5	133
Plexus Corp.	33	763	A
RF Industries Ltd.	3	14
SYNNEX Corp.	38	787	A
TTM Technologies Inc.	30	394	A
Vishay Intertechnology Inc.	76	1,197	A
Winland Electronics Inc.	2	5	A
Wireless Telecom Group Inc.	40	123	A
Wireless Xcessories Group Inc.	3	11	A

		6,752

Internet Software and Services — 0.8%
Earthlink Inc.	22	167	A
United Online Inc.	108	1,773

		1,940

IT Services — N.M.
TSR Inc.	7	28

Semiconductors and Semiconductor Equipment — 1.6%
Advanced Energy Industries Inc.	14	308	A
inTest Corp.	6	29	A
Kulicke and Soffa Industries Inc.	54	566	A
MKS Instruments Inc.	43	1,177	A
Omnivision Technologies Inc.	31	560	A
Photronics Inc.	27	400	A
RF Micro Devices Inc.	81	503	A

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Information Technology — Continued
Semiconductors and Semiconductor Equipment — Continued
Rudolph Technologies Inc.	8	$130	A
Ultra Clean Holdings Inc.	16	220	A

		3,893

Software — N.M.
Dynamics Research Corp.	4	46	A

Materials — 6.0%
Chemicals — 3.4%
Cytec Industries Inc.	1	57
FMC Corp.	18	1,564
Georgia Gulf Corp.	33	598
Hercules Inc.	26	515	A
Olin Corp.	77	1,613
PolyOne Corp.	122	875	A
RPM International Inc.	14	317
Sensient Technologies Corp.	45	1,150
Westlake Chemical Corp.	49	1,364

		8,053

Construction Materials — 0.4%
Headwaters Inc.	40	689	A
U.S. Concrete Inc.	36	316	A

		1,005

Containers and Packaging — 0.7%
Silgan Holdings Inc.	30	1,658

Metals and Mining — 1.5%
Gibraltar Industries Inc.	38	850
NN Inc.	18	209
Worthington Industries Inc.	117	2,529

		3,588

	Shares/Par	Value
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Cincinnati Bell Inc.	49	$282	A
HickoryTech Corp.	14	124
Iowa Telecommunications Services Inc.	27	602
North Pittsburgh Systems Inc.	2	34

		1,042

Utilities — 7.1%
Electric Utilities — 2.2%
Great Plains Energy Inc.	73	2,123
IDACORP Inc.	33	1,060
Portland General Electric Co.	17	461
Westar Energy Inc.	74	1,785

		5,429

Gas Utilities — 2.7%
AGL Resources Inc.	30	1,214
Atmos Energy Corp.	56	1,677
Energen Corp.	4	192
New Jersey Resources Corp.	12	592
Nicor Inc.	6	236
The Laclede Group Inc.	23	721
WGL Holdings Inc.	56	1,838

		6,470

Multi-Utilities — 2.2%
Black Hills Corp.	11	441
Integrys Energy Group Inc.	33	1,674
Puget Energy Inc.	79	1,913
Vectren Corp.	44	1,188

		5,216

Total Common Stocks and Equity Interests (Cost — $192,996)		236,090

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Repurchase Agreements — 1.8%

Bank of America
5.22%, dated 6/29/07, to be repurchased at $2,186 on 7/2/07 (Collateral: $2,270 Fannie Mae Discount Notes, 0.000%, due 10/26/07, value $2,231)	$2,185	$2,185

Goldman Sachs Group Inc.
5.23%, dated 6/29/07, to be repurchased at $2,186 on 7/2/07 (Collateral: $2,449 Fannie Mae Conventional Loan Pool, 4.500%, due 8/1/35, value $2,235)	2,185	2,185

Total Repurchase Agreements (Cost — $4,370)		4,370

Total Investments — 100.1% (Cost — $197,366 B)		240,460
Other Assets Less Liabilities — (0.1)%		(301)

Net Assets — 100.0%		$240,159

Net Asset Value Per Share:
Primary Class		$13.75

Institutional Class		$15.60

A	Non-income producing.
B

Aggregate cost for Federal income tax purposes is substantially the same as book cost. At June 30, 2007 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$50,474
Gross unrealized depreciation	$(7,380)

Net unrealized appreciation/(depreciation)	$43,094

N.M. Not Meaningful.

Fund Information

Investment Managers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Advisers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Funds

Opportunity Trust

Global Funds

Emerging Markets Trust

Global Income Trust

International Equity Trust

Taxable Bond Funds

Core Bond Fund

Investment Grade Income Portfolio Limited Duration Bond Portfolio

Tax-Free Bond Funds

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#Results.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings, as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. For a free prospectus for these or any other Legg Mason fund, visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-013 (08/07)/Q (TN07-767)